Vanguard Tax-Managed Growth and Income Fund

Summary Prospectus

April 26, 2013

Institutional Shares

Vanguard Tax-Managed Growth and Income Fund Institutional Shares (VTMIX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 26, 2013, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 ((if you are an individual investot) or 888-809-8102
(if you are a client of Vanguard‘s Institutional Division), or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation and a moderate level of current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.08%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5%.

Primary Investment Strategies

The Fund purchases stocks included in the Standard & Poor‘s 500 Index—an index that is dominated by the stocks of large U.S. companies. The Fund will hold substantially all of the stocks in the Index and expects to earn a level of dividend income consistent with that of the Index, less the Fund’s expenses. To minimize capital gains distributions caused by portfolio trades, the Fund sells portfolio securities with a higher tax basis.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock markets. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s benchmark index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund’s benchmark index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Tax-Managed Growth and Income Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.92% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.94% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Tax-Managed Growth and Income Fund
Institutional Shares
Return Before Taxes	15.96%	1.67%	7.11%
Return After Taxes on Distributions	15.58	1.33	6.78
Return After Taxes on Distributions and Sale of Fund Shares	10.86	1.36	6.21
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael A. Johnson, Portfolio Manager. He has managed the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares
To open and maintain an account	$5 million
To add to an existing account	Generally $100 (other than by Automatic Investment
Plan, which has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Tax-Managed Growth and Income Fund Institutional Shares—Fund Number 136

S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard Tax-Managed Growth and Income Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Tax-Managed Growth and Income Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Tax-Managed Growth and Income Fund particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Tax-Managed Growth and Income Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Tax-Managed Growth and Income Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Tax-Managed Growth and Income Fund or the timing of the issuance or sale of Vanguard Tax-Managed Growth and Income Fund or in the determination or calculation of the equation by which Vanguard Tax-Managed Growth and Income Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Tax-Managed Growth and Income Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 136 042013